Exhibit 10.18

PLEDGE AMENDMENT
This PLEDGE AMENDMENT, dated November 28, 2017, is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement.
The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, as to the shares, membership interests, partnership interests and other equity interests pledged prior to this Pledge Amendment and as to the shares, membership interests, partnership interests and other equity interests pledged pursuant to this Pledge Amendment.
The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated August 4, 2016, HARVEST CAPITAL CREDIT CORPORATION, a Delaware corporation, in favor of PACIFIC WESTERN BANK, a California state chartered bank (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge Agreement”) and that the Pledged Equity listed on Annex A to this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.
The undersigned (i) acknowledges that any shares, membership interests, partnership interests or other equity interests not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations, and (ii) represents and warrants that all representations and warranties set forth in the Pledge Agreement, are true, correct and complete as to the Pledged Equity listed on this Pledge Amendment as if made on the date hereof.

HARVEST CAPITAL CREDIT CORPORATION,
a Delaware corporation

By:     /s/ Richard P. Buckanavage
Name:    Richard P. Buckanavage
Title:     Chief Executive Officer and President

ANNEX A
to Pledge Amendment
PLEDGED EQUITY

Name and Address of Pledgor	Pledged Entity	Class of Stock, Membership Interests or Partnership Interests	Certificate Number(s)	Number of Shares, Membership Interests or Partnership Interests
Harvest Capital Credit Corporation 767 Third Avenue, 25th Floor New York, New York 10017 Attn: Richard P. Buckanavage, President and CEO	HCAP ICC, LLC, a Delaware limited liability company	N/A	N/A	100%

[Harvest] Pledge Amendment